UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 8, 2005
                 Date of Earliest Event Reported: April 4, 2005


                            NATURAL GAS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                  0-27862                                80-0028196
----------------------------------------   -------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


 820 Gessner, Suite 1340, Houston, Texas                    77024
----------------------------------------   -------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (713) 935-0122
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Employment Agreement: Robert S. Herlin

On September 23, 2003, Natural Gas Systems, Inc., a Delaware corporation ("Old NGS"), a subsidiary of Natural Gas Systems, a Nevada corporation (the "Company"), entered into an Executive Employment Contract (the "Original Herlin Employment Contract") with Robert S. Herlin for Mr. Herlin to serve as President and Chief Executive Officer of the Company. Pursuant to the Original Herlin Employment Contract, Mr. Herlin was granted a stock option to purchase 250,000 shares of Old NGS common stock with an exercise price equal to $0.001 that vests over four years, that were to be cancelled when the Company granted warrants to Tatum CFO Partners, LLP, a provider of contract CFO's and other executive level executives ("Tatum"), in connection with Herlin's status as a partner of Tatum and certain other services to be provided by Tatum. In addition, under the Original Herlin Employment Contract Mr. Herlin received an annual salary of $180,000, an annual discretionary bonus of up to $180,000, a six month severance package, and purchased founders' stock of 1,000,000 shares of common stock of Old NGS, with Old NGS having a repurchase right under a reverse vesting arrangement over 27 months (the "Stock Purchase Agreement"). The Original Herlin Employment Contract and Stock Purchase Agreement were assumed by the Company when a subsidiary of the Company merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of Company common stock.

         On April 4, 2005, the Company made effective an Executive Employment Contract (the "New Herlin Employment Contract") with Mr. Herlin. The New Herlin Employment Contract supersedes the Original Herlin Employment Contract. Pursuant to the New Herlin Employment Contract, Mr. Herlin will continue to serve as President and Chief Executive Officer of the Company. He will receive $180,000 annual salary, which shall increase to $210,000 at the end of one year, and a one year severance package. Mr. Herlin is also eligible to receive an annual discretionary bonus equal to 100% of his annual salary. As a bonus for fiscal 2004, Mr. Herlin will retain the 250,000 stock options granted to him under the Original Employment Agreement. The Company has entered into a new agreement with Tatum, which supercedes the original agreement with Tatum and provides for the Company to grant Tatum a warrant to purchase 250,000 shares of Company common stock, exercisable at $0.001 exercisable for five years. We refer you to "Restated and Amended Agreement with Tatum Partners".

         In addition, on April 4, 2005, the Company made effective a grant to Mr. Herlin for a stock option to purchase 500,000 shares of Company common stock, with an exercise price equal to $1.80 that vests over four years ("Herlin Stock Option Agreement"), as well as an additional grant of a warrant to purchase 287,500 shares of Company common stock, with an exercise price equal to $1.80 that vests over four years ("Herlin Warrant Agreement"). A copy of the New Herlin Employment Contract, Herlin Stock Option Agreement, and Herlin Warrant Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference to this Item 1.01. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Herlin Employment Contract, Herlin Stock Option Agreement, and Herlin Warrant Agreement.


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

Restated and Amended Agreement with Tatum Partners.

         On or about September 23, 2003, Old NGS entered into a Resources Agreement with Tatum CFO Partners, LLP (the "Original Tatum Contract"). The Original Tatum Contract provided for Tatum to provide the services of its partner, Robert S. Herlin to Old NGS and provide access to various Tatum resources in exchange for sharing of Mr. Herlin's compensation from Old NGS. The Original Tatum Contract was assumed by the Company when a subsidiary of the Company merged with Old NGS in May 2004.

         On April 4, 2005, the Company made effective an Amended and Restated Resources Agreement (the "Amended and Restated Tatum Contract") with Tatum. Pursuant to the Amended and Restated Tatum Contract, Tatum will receive $12,000 per year for access to its services. In addition, the Company granted a warrant to purchase 250,000 shares of Company common stock, exercisable at $0.001 per share and exercisable for a period of five years, under the terms of the Tatum Warrant Agreement (the "Tatum Warrant Agreement").

         A copy of the Amended and Restated Tatum Contract and the Tatum Warrant Agreement is attached hereto as Exhibits 10.5 and 10.5, respectively, and is incorporated herein by reference to this Item 1.01. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Tatum Contract and Tatum Warrant Agreement.

Executive Employment Agreement: Sterling H. McDonald

         On November 10, 2003, Old NGS entered into an Executive Employment Contract with Sterling H. McDonald for Mr. McDonald to serve as Chief Financial Officer of the Company (the "Original McDonald Employment Contract"). The Original McDonald Employment Contract provided for a grant of a stock option to purchase 250,000 shares of common stock of Old NGS, with an exercise price of $0.25 that vests over fifty months. In addition, under the Original McDonald Employment Contract Mr. McDonald received an annual salary of $120,000, an annual discretionary bonus, and a maximum six month severance package. The Original McDonald Employment Contract was assumed by the Company when a subsidiary of the Company merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of Company common stock.

         On April 4, 2005, the Company made effective an Executive Employment Contract (the "New McDonald Employment Contract") with Mr. McDonald. The New McDonald Employment Contract supersedes the Original McDonald Employment Contract, with the exception the Mr. McDonald shall retain the stock options under the terms previously granted. Pursuant to the New McDonald Employment Contract, Mr. McDonald will continue to serve as the Chief Financial Officer of the Company. In addition, Mr. McDonald will receive $150,000 annual salary. Mr. McDonald is also eligible to receive an annual discretionary bonus equal to 75% of his annual salary, and a six month severance package which may be increased to one year under conditions related to a change of control. In addition, on April 4, 2005, Mr. McDonald was granted a stock option to purchase 350,000 shares of Company common stock, with an exercise price equal to $1.80 that vests over four years ("McDonald Stock Option Agreement").


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

A copy of the New McDonald Employment Contract and McDonald Stock Option Agreement are attached hereto as Exhibits 10.6 and 10.7, respectively and are incorporated herein by reference to this Item 1.01. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New McDonald Employment Contract and McDonald Stock Option Agreement.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The New Herlin Employment Contract supersedes the Original Herlin Employment Contract in its entirety. To the extent applicable, the discussion above regarding the supersession of the Original Herlin Employment Contract by the New Herlin Employment Contract is incorporated herein by reference to this
Item 1.02.

         The New McDonald Employment Contract supersedes the Original McDonald Employment Contract in its entirety. To the extent applicable, the discussion above regarding the supersession of the Original McDonald Employment Contract by the New McDonald Employment Contract is incorporated herein by reference to this
Item 1.02.

ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES

         On April 4, 2005, the Company made effective a grant to Tatum a warrant to purchase 250,000 shares of Company common stock. In addition, the Company made effective a grant to Mr. Herlin a stock option to purchase 500,000 shares of Company common stock and a warrant to purchase 287,500 shares of Company common stock. The Company also made effective a grant to Mr. McDonald a stock option to purchase 350,000 shares of Company common stock. The Company granted the foregoing securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits.

         The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

EXHIBIT NO.   DESCRIPTION
----------    -----------

10.1          Executive Employment Agreement, Robert S. Herlin, dated April 4,
              2005.

10.2          Herlin Stock Option Agreement, dated April 4, 2005

10.3          Herlin Warrant Agreement, dated April 4, 2005

10.4          Amended and Restated Tatum Resources Agreement, dated April 4,
              2005

10.5          Tatum Warrant Agreement, dated April 4, 2005

10.6          Executive Employment Agreement, Sterling H. McDonald, dated
              April 4, 2005.

10.7          McDonald Stock Option Agreement, dated April 4, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATURAL GAS SYSTEMS, INC.


Date:  April 8, 2005                  By: /s/ Robert Herlin
                                          -----------------
                                          Robert Herlin, Chief Executive Officer



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

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
----------    -----------

10.1          Executive Employment Agreement, Robert S. Herlin, dated April 4,
              2005.

10.2          Herlin Stock Option Agreement, dated April 4, 2005

10.3          Herlin Warrant Agreement, dated April 4, 2005

10.4          Amended and Restated Tatum Resources Agreement, dated April 4,
              2005

10.5          Tatum Warrant Agreement, dated April 4, 2005

10.6          Executive Employment Agreement, Sterling H. McDonald, dated
              April 4, 2005.

10.7          McDonald Stock Option Agreement, dated April 4, 2005


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